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                    RETAIL CLASS OF AIM EQUITY FUNDS, INC.

                          AIM AGGRESSIVE GROWTH FUND

                        Supplement dated May 20, 1997
                   to the Prospectus dated January 15, 1997
                          as revised March 17, 1997



        The Board of Directors of AIM Equity Funds, Inc. (the "Company") has authorized the reopening of AIM Aggressive Growth Fund (the "Fund") to new investors effective June 4, 1997 on the terms described in the Investor's Guide, except that purchases by new investors, other than AIM employees, will be subject to a minimum initial purchase amount of $5,000 per account and a maximum purchase amount of $250,000 per account.

        The Fund will cease acceptance of purchase orders for new accounts as of the close of business on the day that total purchases, as measured from the opening of business on June 4, 1997, and including purchases by shareholders who had opened accounts prior to June 4, 1997, are anticipated to reach approximately $500 million. New account purchase orders received by the Fund after such date that are postmarked on or before such closing date will be accepted by the Fund.

        Shareholders who maintain an open account will be able to continue to make investments in the Fund and reinvest any dividends and capital gains distributions, as well as open additional accounts in the Fund under certain conditions. If an account is closed, however, additional investments in the Fund may not be possible. Not withstanding the right to reinstatement described in the Investor's Guide, no shareholder of the Fund who redeems their account in full would have the right of reinstatement. The Fund may resume sales of its shares to new investors at some future date if the Board of Directors determines that it would be in the best interests of the shareholders. See "Closure of the Fund to New Investors" in the Prospectus for additional information.